UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

H. J. Heinz Company

(Name of Registrant as Specified In Its Charter)

Trian Partners GP, L.P.

Trian Partners General Partner, LLC

Trian Partners, L.P.

Trian Partners Master Fund, L.P.

Trian Partners Master Fund (Non-ERISA), L.P.

Trian Partners Parallel Fund I, L.P.

Trian Partners Parallel Fund I General Partner, LLC

Trian Partners Parallel Fund II, L.P.

Trian Partners Parallel Fund II GP, L.P.

Trian Partners Parallel Fund II General Partner, LLC

Trian SPV (SUB) I, L.P.

Trian Fund Management, L.P.

Trian Fund Management GP, LLC

Nelson Peltz

Peter W. May

Edward P. Garden

Castlerigg Master Investments Ltd.

Sandell Asset Management Corp.

Castlerigg International Limited

Castlerigg International Holdings Limited

Thomas E. Sandell

Gregory J. Norman

Peter H. Rothschild

Michael F. Weinstein

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒		No fee required.
☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐		Fee previously paid with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On August 8, 2006, the Trian Group sent the following materials to shareholders of H. J. Heinz Company and made them available on http://www.enhanceheinz.com.

ISS RECOMMENDS VOTING ON THE GOLD PROXY CARD

August 7, 2006

Dear Fellow Shareholder,

The H. J. Heinz Annual Meeting, scheduled for August 16th, is rapidly approaching! As an owner of Heinz, you have the opportunity to help bring about positive change at Heinz by voting the GOLD proxy today. Since time is short and your vote important, we urge you to vote today by telephone or by Internet, by following the simple instructions on the enclosed form of GOLD proxy.

You should be aware that Institutional Shareholder Services (ISS), a leading and influential proxy voting advisory service, whose clients include hundreds of institutional investors, mutual funds and other fiduciaries, recommends that Heinz shareholders vote the GOLD proxy for the election of three of the Trian Group’s nominees—Nelson Peltz, Michael Weinstein and Greg Norman—and not vote the White proxy card. In addition, PROXY Governance, Inc., another noted proxy voting advisory service, recommends that Heinz shareholders vote for Nelson Peltz using the GOLD proxy card. We urge you to vote the GOLD proxy for all five of the Trian Group’s highly qualified, independent and experienced nominees.

In making its recommendation, ISS noted:

“In speaking with industry analysts and long-term shareholders, we were told that the company has a long history of over-promising and under-delivering. Shareholders expressed fatigue from year after year of meetings in which management promised things would be better soon. The company claims that those days are over, but we believe that the presence on the board of three of the [Trian Group’s] nominees would keep management’s feet to the fire.”

“[W]e conclude that the presence of three of the [Trian Group’s nominees] on the HNZ board would likely prove beneficial to long-term shareholder value. The long-term financial and operational performance of the company and the [Trian Group’s nominees’] skill sets and track record establish both the need for change and the [Trian Group’s] ability to effect change.”

“ ‘[C]herry picking’ a single date from which to measure shareholder returns can be misleading. We note that December 20, 2002, the date the company chooses to measure itself by, came after a 16% decline following the announcement of the Del Monte spin and a 36% decline since the date Mr. Johnson became CEO of the company. If one examines virtually any other time period since Mr. Johnson became the CEO, HNZ has underperformed the relevant peer index. Moreover, even using the period selected by the company, HNZ has underperformed the S&P 500.”

“Looking at return on invested capital (ROIC), it appears the company is approximately where it was in FY03, showing no improvement in returns despite the self-described ‘record setting’ performance over the past few years.”

PROXY Governance, concluded:

“We believe this proxy contest essentially comes down to not only the ability of management to execute company strategy going forward, but the board’s ability to hold management accountable should it not execute. We acknowledge that Peltz and Trian have been a powerful catalyst for change at Heinz and that shareholders have already realized the fruits [of] their efforts….”

“We believe that the Trian Group has demonstrated and argued that the board should address the company’s lackluster performance and shareholder returns in a more efficient and accountable manner. As such, we believe that a change in the board’s composition, particularly the addition of Nelson Peltz, would effect discussions to promote questioning of management’s operating plans and challenge management to consider all strategic alternatives available to [it] in order to carry out its business plan and increase long-term shareholder value.”

(emphasis added)

YOU HAVE A VALUABLE INVESTMENT—PROTECT IT!

We believe the choice is clear—Heinz is desperately in need of a fresh perspective on its Board of Directors. Remember, we have a strong record of building businesses, creating jobs and increasing shareholder value. We urge you to put our experience and skills to work on your behalf! Please vote GOLD today by telephone or by Internet, by following the simple steps described on the enclosed form of GOLD proxy.

Thank you for your support.

Nelson Peltz	Peter May	Edward Garden	Michael Weinstein	Greg Norman

VOTE GOLD TODAY!

The Trian Group considers the vote of ALL shareholders to be very important, no matter how many or how few shares you own. If you have any questions about how to vote your shares, please call our proxy solicitor today:

INNISFREE M&A INCORPORATED

Shareholders Call Toll-Free: (877) 456-3442
Banks and Brokers Call Collect: (212) 750-5833

Please also visit the Trian Group’s informational website: www.enhanceheinz.com.

NOTE: Investment funds and accounts managed by Trian Fund Management, L.P., together with an investment fund managed by Sandell Asset Management Corp. (and affiliated companies) are collectively referred to as the “Trian Group.” The Trian Group has not sought or obtained consent from any third party to the use of previously published information as proxy soliciting material. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein.

The Trian Group has previously filed its definitive proxy statement with the Securities and Exchange Commission (the “SEC”) and has mailed its definitive proxy statement and Gold proxy card to shareholders. Shareholders are strongly advised to read the proxy statement and other related documents, as they contain important information. Copies of the proxy statement are available free of charge on the SEC’s website at http://www.sec.gov or by contacting Innisfree M&A Incorporated by telephone at (877) 456-3442 or by e-mail at info@innisfreema.com.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

COMMON	GOLD

PROXY SOLICITED BY THE TRIAN GROUP

2006 Annual Meeting of Shareholders of H.J. Heinz Company
August 16, 2006

The undersigned hereby appoints Nelson Peltz, Peter W. May and Edward P. Garden, and each of them, with full power of substitution, as proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of H.J. Heinz Company (the “Company’’ or “Heinz’’) that the undersigned would be entitled to vote if personally present at the 2006 annual meeting of shareholders of Heinz, including any adjournments, postponements, reschedulings or continuations of such meeting or any meeting held in lieu thereof (the “2006 Annual Meeting’’). IF YOU VALIDLY EXECUTE AND RETURN THIS PROXY CARD WITHOUT INDICATING YOUR VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE VOTED FOR SUCH PROPOSALS (EXCEPT YOU WILL NOT BE DEEMED TO VOTE FOR THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED UNDER PROPOSAL 1). THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS.

(Continued and to be signed on the reverse side)

PROXY SOLICITED BY THE TRIAN GROUP
2006 Annual Meeting of Shareholders of H. J. Heinz Company
August 16, 2006

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of H.J. Heinz Company common stock for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY IN ONE OF THREE WAYS:

1.

Vote by Telephone — Please call toll-free in the U.S. or Canada at 1-866-825-8503, on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-1340. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

2.

Vote by Internet — Please access https://www.directvote.com/hnz, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.

Vote by Mail — If you do not wish to vote by telephone or over the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: The Trian Group, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5154, New York, NY 10150-5154.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

COMMON
☒ Please mark your votes as in this example using dark ink only.
THE TRIAN GROUP STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE TRIAN GROUP’S NOMINEES LISTED IN PROPOSAL 1.
PROPOSAL 1 – To elect (01)Nelson Peltz, (02)Peter W. May, (03)Edward P. Garden, (04)Greg Norman and (05)Michael F. Weinstein to the Board.	FOR ALL NOMINEES ☐	WITHHOLD FROM ALL NOMINEES ☐	FOR ALL EXCEPT ☐

The Trian Group intends to use this proxy to vote (i) FOR Messrs. Peltz, May, Garden, Norman and Weinstein (and if, due to death or disability, any of these nominees is unable to stand for election, for one or both of Peter H. Rothschild and Thomas E. Sandell in place of such nominees) and (ii) FOR the candidates who have been nominated by Heinz to serve as directors other than Charles E. Bunch, Mary C. Choksi, Peter H. Coors, John G. Drosdick and Dennis H. Reilley for whom the Trian Group is NOT seeking authority to vote for and WILL NOT exercise any such authority. There is no assurance that any of Heinz’s nominees will serve as directors if any of the Trian Group’s nominees are elected to the Board.
NOTE: If you do not wish for your shares to be voted “FOR” a particular Trian Group nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining Trian Group nominee(s). You may also withhold authority to vote for one or more additional Heinz nominees by writing the name of the nominee(s) below.

GOLD

THE TRIAN GROUP STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

PROPOSAL 2 – To repeal any provisions of the Company’s By-Laws and amendments to the Company’s By-Laws adopted unilaterally by the Board of Directors after June 12, 2002 and before any of the Trian Group’s Nominees join the Board, if elected.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 3 – To ratify the Company’s Audit Committee’s selection of PricewaterhouseCoopers LLP as Heinz’s independent auditors for fiscal 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐

The Trian Group does not object to shareholders voting for Proposal 3.

Dated _____________________________________________

Signature __________________________________________

Title or Authority _____________________________________

Signature (if held jointly) _______________________________

Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons should be provided. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person. The proxy card votes all shares in all capacities.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

THIRD CUMULATIVE PREFERRED STOCK	GOLD

PROXY SOLICITED BY THE TRIAN GROUP

2006 Annual Meeting of Shareholders of H.J. Heinz Company
August 16, 2006

The undersigned hereby appoints Nelson Peltz, Peter W. May and Edward P. Garden, and each of them, with full power of substitution, as proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of Third Cumulative Preferred Stock of H.J. Heinz Company (the “Company” or “Heinz”) that the undersigned would be entitled to vote if personally present at the 2006 annual meeting of shareholders of Heinz, including any adjournments, postponements, reschedulings or continuations of such meeting or any meeting held in lieu thereof (the “2006 Annual Meeting”). IF YOU VALIDLY EXECUTE AND RETURN THIS PROXY CARD WITHOUT INDICATING YOUR VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE VOTED FOR SUCH PROPOSALS (EXCEPT YOU WILL NOT BE DEEMED TO VOTE FOR THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED UNDER PROPOSAL 1). THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS.

(Continued and to be signed on the reverse side)

PROXY SOLICITED BY THE TRIAN GROUP
2006 Annual Meeting of Shareholders of H. J. Heinz Company
August 16, 2006

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of H.J. Heinz Company common stock for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY IN ONE OF THREE WAYS:

1.

Vote by Telephone — Please call toll-free in the U.S. or Canada at 1-866-825-8503, on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-1340. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

2.

Vote by Internet — Please access https://www.directvote.com/hnz, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.

Vote by Mail — If you do not wish to vote by telephone or over the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: The Trian Group, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5154, New York, NY 10150-5154.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

THIRD CUMULATIVE PREFERRED STOCK
☒ Please mark your votes as in this example using dark ink only.
THE TRIAN GROUP STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE TRIAN GROUP’S NOMINEES LISTED IN PROPOSAL 1.
PROPOSAL 1 – To elect (01)Nelson Peltz, (02)Peter W. May, (03)Edward P. Garden, (04)Greg Norman and (05)Michael F. Weinstein to the Board.	FOR ALL NOMINEES ☐	WITHHOLD FROM ALL NOMINEES ☐	FOR ALL EXCEPT ☐

The Trian Group intends to use this proxy to vote (i) FOR Messrs. Peltz, May, Garden, Norman and Weinstein (and if, due to death or disability, any of these nominees is unable to stand for election, for one or both of Peter H. Rothschild and Thomas E. Sandell in place of such nominees) and (ii) FOR the candidates who have been nominated by Heinz to serve as directors other than Charles E. Bunch, Mary C. Choksi, Peter H. Coors, John G. Drosdick and Dennis H. Reilley for whom the Trian Group is NOT seeking authority to vote for and WILL NOT exercise any such authority. There is no assurance that any of Heinz’s nominees will serve as directors if any of the Trian Group’s nominees are elected to the Board.
NOTE: If you do not wish for your shares to be voted “FOR” a particular Trian Group nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining Trian Group nominee(s). You may also withhold authority to vote for one or more additional Heinz nominees by writing the name of the nominee(s) below.

GOLD

THE TRIAN GROUP STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

PROPOSAL 2 – To repeal any provisions of the Company’s By-Laws and amendments to the Company’s By-Laws adopted unilaterally by the Board of Directors after June 12, 2002 and before any of the Trian Group’s Nominees join the Board, if elected.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 3 – To ratify the Company’s Audit Committee’s selection of PricewaterhouseCoopers LLP as Heinz’s independent auditors for fiscal 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐

The Trian Group does not object to shareholders voting for Proposal 3.

Dated _____________________________________________

Signature __________________________________________

Title or Authority _____________________________________

Signature (if held jointly) _______________________________

Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons should be provided. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person. The proxy card votes all shares in all capacities.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.